Exhibit 10.2

AMENDMENT NO. 1 TO THE NON-REDEMPTION AGREEMENT AND ASSIGNMENT OF ECONOMIC INTEREST

THIS AMENDMENT NO. 1 TO THE NON-REDEMPTION AGREEMENT AND ASSIGNMENT OF ECONOMIC INTEREST (this “Amendment”) is made as of November      , 2024, by and among Spring Valley Acquisition Corp. II, a Cayman Islands exempted company (“SVII”), Spring Valley Acquisition Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”) and the undersigned investor (the “Investor”).

WHEREAS, SVII, the Sponsor and the Investor are party to the Non-Redemption Agreement and Assignment of Economic Interest, dated as of ____, 2024 (the “NRA”);

WHEREAS, Section 15 of the NRA provides that, in the event SVII or the Sponsor enter into one or more non-redemption agreements in connection with the Meeting and such agreement contains terms that are materially more favorable than the terms afforded to the Investor under the NRA, the Investor shall have the right to elect to have the NRA amended to include such more favorable terms; and

WHEREAS, the Sponsor has afforded more favorable terms to another party and the Investor hereby elects to have such terms included in the NRA.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor, the Sponsor and SVII hereby agree as follows:

1.            Defined terms used but not defined herein have the meanings set forth in the NRA.

2.            Any references in the NRA to “this Agreement”, “hereunder”, “herein” or words of like import shall refer to the NRA, as amended by this Amendment.

3.            Section 1.1 of the NRA is hereby amended and restated in its entirety as set forth below:

“Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 PM, New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, and (c) the Amendment is approved at the Meeting, then substantially concurrently with the closing of the Initial Business Combination, the Sponsor hereby agrees to either (i) assign to Investor for no additional consideration the Assigned Securities or (ii) surrender to SVII and forfeit for no consideration the Assigned Securities (such surrender and forfeiture, the “Share Cancellation”) and SVII hereby agrees to issue or cause to be issued the Promote Shares (such issuance, the “Share Issuance”), it being agreed and understood by the SPAC and the Sponsor that the decision whether to effectuate the transfer or issuance of the Assigned Securities pursuant to the methods set forth in “(i)” or “(ii)” in the immediately preceding clause shall be at the sole discretion of the Investor. “Investor Shares” shall mean an amount of the Public Shares equal to the lesser of (i)            Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other SVII shareholders similar to this Agreement on or about the date of the Meeting. The Sponsor and SVII agree to provide Investor with the final number of Investor Shares subject to this Agreement no later than 9:30 AM. New York time on the first business day before the date of the Meeting (and in all cases a sufficient amount of time in advance to allow the Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares); provided, that such amount shall not exceed            Public Shares.”

4.            Section 1.7 of the NRA is hereby amended and restated in its entirety as set forth below:

“Concurrent with the delivery of Assigned Securities to Investor under this Agreement, SVII agrees to use commercially reasonable efforts to submit to or file with the Securities and Exchange Commission (the “Commission”), within forty-five (45) calendar days after the consummation of the Initial Business Combination or as soon as reasonably practicable thereafter (the “Filing Date”) (at SVII’s sole cost and expense), a registration statement on Form S-1 (the “Registration Statement”), registering the resale of the Assigned Securities (including those shares issued in connection with the domestication of SVII as a corporation incorporated under the laws of the State of Delaware), which Registration Statement may include shares issuable upon exercise of outstanding warrants or those held by the Sponsor, and SVII shall use its commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as soon as practicable after the filing thereof, following the closing of the Initial Business Combination and (ii) the 10th business day after the date SVII is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effective Date”); provided, however, that SVII’s obligations to include the Assigned Securities in the Registration Statement are contingent upon Investor furnishing in writing to SVII such information regarding Investor, the securities of SVII held by Investor and the intended method of disposition of the Assigned Securities as shall be reasonably requested by SVII to effect the registration of the Assigned Securities, and Investor shall execute such documents in connection with such registration as SVII may reasonably request that are customary of a selling shareholder in similar situations, including providing that SVII shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. Notwithstanding the foregoing, if the Commission prevents SVII from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Assigned Securities by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Assigned Securities which is equal to the maximum number of Assigned Securities as is permitted by the Commission. In such event, the number of Assigned Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two (2) business days thereafter, SVII shall file the final prospectus under Rule 424 of the Securities Act. SVII will provide a draft of the Registration Statement to Investor for review at least two (2) business days in advance of filing the Registration Statement; provided, that for the avoidance of doubt, in no event shall SVII be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Investor’s review. In no event shall Investor be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that Investor be identified as a statutory underwriter in the Registration Statement, Investor will have an opportunity to withdraw from the Registration Statement. Investor shall not be entitled to use the Registration Statement for an underwritten offering of Assigned Securities. For purposes of clarification, any failure by SVII to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effective Date shall not otherwise relieve SVII of its obligations to file or effect the Registration Statement as set forth above in this Section 1.7. For the avoidance of doubt, SVII shall not file any registration statement under the Securities Act registering the resale of Founder Shares or shares issuable upon exercise of outstanding warrants or those held by the Sponsor, other than the Registration Statement referenced in the first sentence of this Section 1.7, prior to the filing and declaration of effectiveness of the Registration Statement referenced in the first sentence of this Section 1.7.”

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Non-Redemption Agreement and Assignment of Economic Interest to be duly executed as of the date first above written.

INVESTOR

By:
Name:	[ ]
Title:	[ ]

[Signature Page to Amendment No. 1 to the
Non-Redemption Agreement and Assignment of Economic Interest]

COMPANY:

SPRING VALLEY ACQUISITION CORP. II

By:
Name:
Title:

[Signature Page to Amendment No. 1 to the
Non-Redemption Agreement and Assignment of Economic Interest]

SPONSOR:

SPRING VALLEY ACQUISITION SPONSOR II, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 1 to the
Non-Redemption Agreement and Assignment of Economic Interest]